UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2013

Mercedes-Benz Auto Lease Trust 2013-B
(Exact name of Issuing Entity as specified in its charter)

Daimler Trust Leasing LLC
(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-178761-04	80-0786663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $1,307,805,000 Asset Backed Notes offered pursuant to the Prospectus dated November 14, 2013 and the Prospectus Supplement dated November 20, 2013, Mercedes-Benz Auto Lease Trust 2013-B (the “Issuer”), Daimler Trust Leasing LLC (“Daimler Trust Leasing”) and/or Daimler Trust have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, dated November 20, 2013, among Daimler Trust Leasing, as depositor, Mercedes-Benz Financial Services USA LLC (“MBFS USA”), and J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 1, 2013, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of November 1, 2013, between the Depositor and Wilmington Trust, National Association, as owner trustee.

4.4
2013-B Exchange Note Supplement, dated as of November 1, 2013, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, and MBFS USA, as lender and as servicer.

10.1	First-Tier Sale Agreement, dated as of November 1, 2013, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of November 1, 2013, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2013-B Servicing Supplement, dated as of November 1, 2013, among the MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

99.2
2013-B Collateral Account Control Agreement, dated as of November 1, 2013, among the Issuer, as initial secured party, U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of November 1, 2013, among Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2013-B Administration Agreement, dated as of November 1, 2013, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: November 22, 2013

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 20, 2013, among Daimler Trust Leasing LLC, Mercedes-Benz Financial Services USA LLC and J.P. Morgan Securities LLC, Credit Agricole Securities (USA) Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 1, 2013, between Mercedes-Benz Auto Lease Trust 2013-B and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated as of November 1, 2013, between Daimler Trust Leasing LLC and Wilmington Trust, National Association, as owner trustee.

4.4	2013-B Exchange Note Supplement, dated as of November 1, 2013, among Daimler Trust, U.S. Bank Trust National Association, Daimler Title Co. and Mercedes-Benz Financial Services USA LLC.

10.1	First-Tier Sale Agreement, dated as of November 1, 2013, between Mercedes-Benz Financial Services USA LLC and Daimler Trust Leasing LLC.

10.2	Second-Tier Sale Agreement, dated as of November 1, 2013, between Daimler Trust Leasing LLC and Mercedes-Benz Auto Lease Trust 2013-B.

10.4	2013-B Servicing Supplement, dated as of November 1, 2013, among Mercedes-Benz Financial Services USA LLC, Daimler Trust and Daimler Title Co.

99.2	2013-B Collateral Account Control Agreement, dated as of November 1, 2013, between Mercedes-Benz Auto Lease Trust 2013-B and U.S. Bank National Association, as assignee-secured party and as securities intermediary

99.3	Titling Trust Account Control Agreement, dated as of November 1, 2013, between Daimler Trust and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4
2013-B Administration Agreement, dated as of November 1, 2013, among Mercedes-Benz Auto Receivables Trust 2013-B, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.